UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2003

LA JOLLA PHARMACEUTICAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24274	33-0361285

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive
San Diego, California 92121
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (858) 452-6600

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

     In a press release on August 4, 2003, La Jolla Pharmaceutical Company (the “Company”) announced and commented on its financial results for the second quarter 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The press release is being furnished to the Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2003	LA JOLLA PHARMACEUTICAL COMPANY

	By:	/s/ Steven B. Engle

Steven B. Engle
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release